Exhibit 99.1

HNR ACQUISITION CORP ANNOUNCES

SHAREHOLDERS APPROVE CHARTER AMENDMENT FOR EXTENSION OF TIMING FOR INITIAL BUSINESS COMBINATION AT HNRA SPECIAL MEETING

HOUSTON – May 15, 2023 – HNR Acquisition Corp (NYSE: American: HRNA) (the “Company” or “HNRA”), a special purpose acquisition company (SPAC) formed for the purpose effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, announces the approval by shareholder vote at the May 11, 2023 shareholders’ meeting of an amendment to its amended and restated certificate of incorporation to extend the period of time at which the Company must complete its initial business combination. The Company also announces that, on May 11, 2023, in accordance with the Company’s amended and restated certificate of incorporation, as amended, the Sponsor’s designee has timely deposited into the trust account $120,000 to effect such extension for one month until June 15, 2023.

Special shareholders’ meeting

On May 11, 2023, HNRA held a special meeting where the primary vote was to consider an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from May 15, 2023 up to six one-month extensions to November 15, 2023. There was a quorum and the amendment passed by an overwhelming majority.

The recording of the meeting can be heard directly from https://www.cstproxy.com/hnra/2023 or via the HNRA website https://www.hnra-nyse.com/

In accordance with the Company’s amended and restated certificate of incorporation, the Sponsor’s designee has timely deposited into trust account, on May 11, 2023, an aggregate of $120,000 in order to extend the period of time by which the Company must complete its initial business combination from May 15, 2023 to June 15, 2023.

Additionally, in accordance with the Company’s amended and restated certificate of incorporation, public shareholders were allowed to redeem their shares of common stock in exchange for their pro rata portion of the funds held in the trust account. There were approximately 4.1 million shares redeemed leaving approximately 4.5 million public shares outstanding. There are a total of approximately 7.5 million shares outstanding including the approximately 4.5 million public shares and approximately 3.0 million founders’ and private placement shares.

About HNR Acquisition Corp

HNR Acquisition Corp is a blank check company (otherwise known as a special purpose acquisition company) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

For more information on HNRA, the acquisition and the transaction, please visit the Company website: https://www.hnra-nyse.com/

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected, including the funding of the Trust Account to further extend the period for the Company to consummate an initial business combination, if needed. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks,” “may,” “might,” “plan,” “possible,” “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company’s management’s current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. In addition, please refer to the Risk Factors section of the Company’s Form 10-K as filed with the SEC on March 31, 2023 for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations

Michael J. Porter, President

PORTER, LEVAY & ROSE, INC.

mike@plrinvest.com